UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 21, 2007


                           FREQUENCY ELECTRONICS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-8061                   11-1986657
         --------                   ------                   ----------
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)


55 Charles Lindbergh Blvd., Mitchel Field, NY                   11553
---------------------------------------------                   -----
  (Address of principal executive offices)                   (Zip Code)


                                 (516) 794-4500
                                 --------------
              (Registrant's telephone number, including area code)


                                      NONE
                                      ----
              (Former name, former address and former fiscal year,
                          if changed since last report)


________________________________________________________________________________

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Items

      Effective June 21, 2007, Frequency Electronics, Inc., ("Frequency") completed the sale of 28.5% of the outstanding shares of Morion, Inc. ("Morion") to Finproject, Ltd. ("Finproject"), a wholly-owned subsidiary of Gazprombank, a Russian government majority-owned bank. Earlier this year, the Russian Federation declared Morion to be in a "strategic industry." Russian Federation regulations limit the ownership by foreign entities or non-Russian investors in companies with a strategic industry designation. As a consequence, Finproject acquired the majority interest in Morion, which included the purchase of a portion of the shares previously held by Frequency. Frequency received total proceeds of approximately $5.8 million, and as a result, will recognize a pre-tax book gain of approximately $3.1 million in the first quarter of fiscal year 2008, which ends July 31, 2007. In future periods, Frequency will account for its remaining 8% interest in Morion on the cost basis.

ITEM 9.01 (c).    EXHIBITS.

      99.1        Press Release of Frequency Electronics, Inc., dated June 26,
                  2007.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FREQUENCY ELECTRONICS, INC.

                                          By: /s/ Alan Miller
                                              ------------------------------
                                                  Alan Miller
                                                  Chief Financial Officer
                                                  and Treasurer


Dated: June 27, 2007

                                  EXHIBIT INDEX


                                                             Paper (P) or
Exhibit No.     Description                                  Electronic (E)
-----------     ---------------------------------------      --------------
   99.1         Press Release of Frequency Electronics,              E
                Inc., dated June 26, 2007.